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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Norstan, Inc. (the Company) on Form 10-K for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), each of the undersigned, the President and Chief Executive Officer (Principal Executive Officer) and the Senior Vice President and Chief Financial Officer (Principal Financial Officer), respectively, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               /s/ Scott G. Christian
                               -------------------------------------------------
                               President and Chief Executive Officer
                               (Principal Executive Officer)
                               July 27, 2004



                               /s/ Robert J. Vold
                               -------------------------------------------------
                               Senior Vice President and Chief Financial Officer (Principal Financial Officer)
                               July 27, 2004